UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2015

Wowio, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-55220	27-2908187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

626 North Doheny Drive

West Hollywood, California 90069

(Address of principal executive offices) (zip code)

(310) 807-8181

 (Registrant’s telephone number, including area code)

_________

(Former name, if changed since last report.)

Copies to:

Marcelle Balcombe, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 5, 2015, the Board of Directors of Wowio, Inc. (the “Company”) accepted the resignation of Jacob Morris from his position as the Company’s Chief Operating Officer.  The resignations of Mr. Morris was not the result of any disagreements, of any kind, with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOWIO, INC.

Dated: January 5, 2015	By:	/s/ Brian Altounian
	Name:	Brian Altounian
	Title:	Chief Executive Officer

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